Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birks Group Inc. (the “Company”) on Form 20-F for the year ended March 28, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Niccolò Rossi di Montelera, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 21, 2026	/s/ Niccolò Rossi di Montelera
Niccolò Rossi di Montelera,
Interim Chief Executive Officer